PROPERTY AND EQUIPMENT NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT NET
Schedule of Property and equipment
	December 31,	December 31,
	2022	2021
Office equipment and furniture	$9,625,248	$9,581
Property	9,118,253	-
Transportation vehicles	252,936	238,851
Electronic equipment	91,288	98,937
Subtotal	19,087,725	347,369
Construction in progress	975,758	-
Less: accumulated depreciation	(9,868,553)	(311,985)
Property and equipment, net	$10,194,930	$35,384